Exhibit 99.2

                              FORM ONLY, NOT SIGNED

                                                                __________, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sirs:

We have read the statements made by Critical Home Care, Inc. in its SEC Form 8-K/A, which amends Critical Home Care, Inc.'s SEC Form 8-K dated June 28, 2004 to withdraw, replace and restate Item 4(a) in its entirety.

We agree with the statements concerning our firm contained in said Form 8-K/A.

Very truly yours,

MARCUM & KLIEGMAN LLP


By:
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Its:  Partner